UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

[X]	Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 10, 2002

Commission File Number: 0-16718

Northland Cable Properties Seven Limited Partnership

(Exact Name of Registrant as Specified in Charter)

Washington	91-1366564

(State of Organization)	(I.R.S. Employer Identification No.)

1201 Third Avenue, Suite 3600, Seattle, Washington	98101

(Address of Principal Executive Offices)	(Zip Code)

(206) 623-1351

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X] No [   ]

This filing contains 4 pages. Exhibits index appears on page 1.

ITEM 4. Changes in Registrant’s Certifying Accountant
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
Exhibit A

ITEM 4. Changes in Registrant’s Certifying Accountant

Despite the efforts of Northland Cable Properties Seven Limited Partnership (the “Partnership”) to obtain a letter from Arthur Andersen LLP with respect to whether they agree with the statement set forth in the Form 8-K previously filed on July 15, 2002, the Partnership has been unable to secure such a letter as evidenced by the letter received via email attached as Exhibit A responding to the Partnership’s request. Therefore, pursuant to Item 304T of Regulation S-B, the Partnership is filing Exhibit A in lieu of the customary concurrence letter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

     Exhibit A: Letter from Arthur Andersen LLP dated July 15, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

	BY:	Northland Communications Corporation, Managing General Partner

Dated: 7-19-02	BY:	/s/ RICHARD I. CLARK

Richard I. Clark (Executive Vice President/Treasurer)

Dated: 7-19-02	BY:	/s/ GARY S. JONES

Gary S. Jones (President)

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